                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Golf Rounds.com, Inc. (the
"Company") on Form 10-QSB for the period ended February 28, 2006 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the
Company.

Dated: April 11, 2006                       /s/ Robert H. Donehew
                                     ------------------------------------
                                     Robert H. Donehew
                                     President (Principal Executive Officer)
                                     and Treasurer (Principal Financial Officer)

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